SECURITIES AND EXCHANGE COMMISSION



                      WASHINGTON D.C. 20549



                              FORM 8-K



                            CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - December 9,1997




                    NORTH  FORK BANCORPORATION, INC.
         (Exact name of Registrant as specified in its charter)



Delaware			                   1-10458		           36-3154608
(State or other jurisdiction	  (Commission		          (IRS Employer
of incorporation)		     	       File Number)		     Identification No.)




275 Broad Hollow Road
Melville, New York						                           11747
(Address of principal executive offices)		       (Zip Code)



Registrant's telephone number, including area code:	        (516) 844-1004







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
ITEM 5.    OTHER EVENTS



	North Fork Bancorporation, Inc. issued a press release announcing that the shareholders of Branford Savings Bank approved the merger of Branford into North Fork. The closing of this transaction will occur by the end of the year. The press release issued by the Registrant described herein is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS



(a)	Financial Statements of the Business Acquired.
	   Not Applicable

(b)	Pro Forma Financial Information
	   Not Applicable

(c)	Exhibits
	   99.1	Press Release dated December 9, 1997





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
                             SIGNATURE



	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:	December 9, 1997










					                               NORTH FORK BANCORPORATION, INC.

					                               By:   /s/  Daniel M. Healy


					                               _______________________________
					                               Daniel M. Healy
					                               Executive Vice President and
			                                 Chief Financial Officer


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

Exhibit 99.1



FOR IMMEDIATE RELEASE			              Contact:		North Fork Bancorp
									                                       Daniel M. Healy
									                                       Executive Vice President &
										                                      Chief Financial Officer
									                                       (516) 298-5000



									                                       Branford Savings Bank
									                                       Gregory R. Shook
									                                       Senior Vice President &
									                                       Secretary







	                   NORTH FORK BANCORPORATION ACQUISITION
	           OF BRANFORD SAVINGS BANK RECEIVES SHAREHOLDER APPROVAL





	Melville, N.Y. - December 9, 1997 - North Fork Bancorporation, Inc. (NYSE: NFB) and Branford Savings Bank (NASDAQ: BSBC) jointly announced today that the shareholders of Branford
Savings Bank have approved the merger of Branford into North
Fork. The closing of the transaction will occur by the end of the year. Branford, with total assets of approximately $180 million, operates through five branch locations in New Haven
County, Connecticut.





	As previously announced on October 7, 1997, a definitive merger agreement was signed with New York Bancorp. Inc. (NYSE: NYB), the parent company of Home Federal Savings Bank, to acquire N.Y.
Bancorp in a stock-for-stock merger valued at approximately $800 million. This transaction, which is subject to shareholder and regulatory approvals, is expected to close in the first quarter of 1998. On a pro forma basis at September 30, 1997, assuming the completion of both acquisitions, North Fork would have approximately $10.1 billion in assets, $5.6 billion in loans, $6.3 billion in deposits and capital of $800 million. Its branch locations will exceed 100 throughout New York and Connecticut.





	North Fork Bancorporation, Inc., with total assets, at September 30, 1997, of $6.6 billion, deposits of $4.5 billion and stockholders' equity of $538 million, or $8.16 in book value per share, is the holding company for North Fork Bank, operating 80 branches in the New York metropolitan area.